SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Community Financial Shares, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A

(2)	Aggregate number of securities to which transaction applies:
N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

(4)	Proposed maximum aggregate value of transaction:
N/A

(5)	Total fee paid:
N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
N/A

(2)	Form, Schedule or Registration Statement No.:
N/A

(3)	Filing Party:
N/A

(4)	Date Filed:
N/A

COMMUNITY FINANCIAL SHARES, INC.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 29, 2015

Dear Stockholders of Community Financial Shares, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Community Financial Shares, Inc. (the “Company”) to be held on Thursday, January 29, 2015, at 3:30 p.m., local time, at Arrowhead Golf Club, 26W151 Butterfield Road, Wheaton, Illinois.

The annual meeting is being held for the purpose of considering and acting upon the following:

1.	The election of each of the directors of the Company to serve for a term of one year;

2.	Ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

3.	The approval of a non-binding resolution to approve the compensation of the Company’s named executive officers; and

4.	Such other business that may properly come before the annual meeting.

NOTE: The Board of Directors is not aware of any other business to come before the annual meeting.

The Company’s Board of Directors recommends that you vote “FOR” each of the nominees and proposals set forth in (1) through (3) above. Only stockholders of record at the close of business on November 21, 2014 may vote at the annual meeting or any adjournment or postponement thereof. The Company’s audited financial statements are included in the Company’s Annual Report on Form 10-K. It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the annual meeting, please act promptly by voting via the Internet or by marking, signing and dating your proxy card and returning it to the Company. As described more fully in the accompanying proxy statement, if you attend the meeting, you may vote your shares in person, even if you have previously voted via the Internet or submitted a written proxy.

By Order of the Board of Directors,

/s/ Christopher P. Barton

Christopher P. Barton
Corporate Secretary

Glen Ellyn, Illinois

December 16, 2014

COMMUNITY FINANCIAL SHARES, INC.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

PROXY STATEMENT FOR ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JANUARY 29, 2015

The Board of Directors of Community Financial Shares, Inc. (the “Company”) is providing this proxy statement to you in connection with the solicitation of proxies by the Board for the Company’s 2014 annual meeting of stockholders.

You are receiving this proxy statement and proxy card from us because you were the owner of record of shares of the Company’s common stock (the “Common Stock”) and/or Series C Convertible Noncumulative Perpetual Preferred Stock (the “Series C Preferred Stock”) as of November 21, 2014, the record date for the annual meeting. This proxy statement describes the proposals on which we would like you to vote at the annual meeting. It also gives you information so that you can make an informed voting decision. We first provided access to this proxy statement and the accompanying proxy card to stockholders on or about December 16, 2014.

The Company is the parent company of Community Bank-Wheaton/Glen Ellyn (the “Bank”), an Illinois state chartered bank that primarily serves the financial needs of the communities of Wheaton and Glen Ellyn, Illinois. The Company’s headquarters are located at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE HELD ON JANUARY 29, 2015

This proxy statement is available at https://materials.proxyvote.com/20366P. On this website, the Company has also posted the Company’s 2013 Annual Report on Form 10-K, as filed with the U.S. Securities and Exchange Commission, including the Company’s 2013 audited consolidated financial statements.

VOTING AT THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

We will hold the annual meeting at Arrowhead Golf Club, 26W151 Butterfield Road, Wheaton, Illinois, at 3:30 p.m., local time, on January 29, 2015.

Who Can Vote

Record holders of the Company’s Common Stock and Series C Preferred Stock as of November 21, 2014 are entitled to notice of and to vote together as a class at the annual meeting. On the record date, 10,781,988 shares of Common Stock were issued and outstanding and 119,829 shares of Series C Preferred Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be submitted to a vote of stockholders at the annual meeting. Each share of Series C Preferred Stock is convertible into 100 shares of Common Stock and is therefore entitled to 100 votes on each matter to be submitted to a vote of stockholders at the annual meeting. The Common Stock and the Series C Preferred Stock, on a fully converted basis, are collectively referred to herein as the “Voting Securities.” As of the record date, there were 22,764,888 Voting Securities entitled to vote on each matter to be submitted to a vote of stockholders at the annual meeting.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding Voting Securities entitled to vote are present at the annual meeting, either in person or by proxy.

1

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect eight directors to serve for a term of one year. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of the appointment of BKD LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

Effect of Not Casting Your Vote. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The ratification of BKD LLP as our independent registered public accounting firm for 2014 is currently considered a routine matter. However, the election of directors and the non-binding proposal regarding executive compensation are currently considered non-routine matters. As a result, if you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or with respect to the non-binding proposal regarding executive compensation. If you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the non-binding proposal regarding executive compensation, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes on the ratification of the appointment of the independent registered public accounting firm and the advisory proposal regarding the compensation of the Company’s named executive officers, abstentions and broker non-votes will have no effect on the outcome of the proposals.

Attending the Annual Meeting; Voting by Proxy

You may attend the annual meeting and vote your shares in person. You also may choose to vote (i) via the Internet or (ii) by mail by completing a proxy card, dating and signing it, and returning it to the Company.

If you are a stockholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder) you must direct the record holder of your shares how to vote your shares. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record in connection with this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your Voting Securities held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

2

The Company’s Board of Directors is sending you this proxy statement to request that you allow your Voting Securities to be represented at the annual meeting by the persons named on the proxy card. All Voting Securities represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;

•	“FOR” the ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014; and

•	“FOR” the approval of a non-binding resolution to approve the compensation of the Company’s named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Voting Securities may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

How You May Revoke or Change Your Vote

You can revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

•	Submitting a later-dated proxy by mail.

•	Sending a written notice of revocation of proxy, prior to the taking of the vote at the meeting, to the Corporate Secretary of the Company at:

Community Financial Shares, Inc.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

Attention: Christopher P. Barton, Secretary

Facsimile: (630) 545-0399

•	Attending the annual meeting and voting in person, although your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the meeting. If your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

Costs of Solicitation

The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, the directors, officers and employees of the Company may also solicit proxies from stockholders by telephone, telecopy, telegram, or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

3

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all directors are independent under the listing requirements of the Nasdaq Stock Market and applicable federal law, except for Donald H. Wilson, whom we have employed as President and Chief Executive Officer since August 15, 2013.

Although our common stock is quoted on the OTCQB and is not presently listed on the Nasdaq Stock Market or listed on a national securities exchange, and as such is not subject to the corporate governance requirements of Nasdaq, the New York Stock Exchange or otherwise, we firmly believe that sound corporate governance is in our best interest and that of our stockholders. To that end, the Board of Directors has adopted the definition of director independence that is set forth in Nasdaq’s listing standards. In determining the independence of its directors, the Board of Directors considered loans that the Bank directly or indirectly made to Directors Belke, Moran and Mulherin. All loans made by the Bank to related persons have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank.

John M. Mulherin is of-counsel with Mulherin, Rehfeldt & Varchetto, a professional corporation engaged in the practice of law, and has provided regular legal counsel to the Company and the Bank in the ordinary course of business. Fees paid to Mulherin, Rehfeldt & Varchetto in 2013 totaled $19,600. We believe that the fees paid to Mulherin, Rehfeldt & Varchetto were based on normal terms and conditions as would apply to unaffiliated clients of those firms.

Prior to Donald H. Wilson’s appointment as President and Chief Executive Officer, the Company and the Bank had entered into an Advisory Services Agreement with Stone Pillar Advisors, a financial advisory firm owned by Mr. Wilson. Pursuant to the agreement, Stone Pillar Advisors provided consulting services to the Company and the Bank, including (i) eliminating other real estate owned and nonperforming loans, (ii) developing a run-rate earnings base and budget objectives, (iii) evaluating risks and opportunities associated with potential lines of business; (iv) analyzing and recommending objectives and controls regarding interest rate and liquidity risk; (v) analyzing and recommending portfolio structure in the context of risk objectives; (vi) evaluating, updating and integrating the Company’s and the Bank’s primary risk policies; and (vii) reviewing and enhancing credit sales and control processes and marketing programs. The Advisory Services Agreement provided that the Company would pay Stone Pillar Advisors a monthly fee of $31,250 in exchange for these consulting services and would reimburse Stone Pillar Advisors for all reasonable and necessary expenses incurred by Stone Pillar Advisors in connection with the performance of the consulting services. The Advisory Services Agreement was terminated by the Company and the Bank on August 15, 2013 in connection with Mr. Wilson’s appointment as President and Chief Executive Officer of the Bank.

Board Leadership and Board’s Rule in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the President and Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as designating an independent lead director or having a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. As a result, the Board has not designated an independent lead director. The Board of the Company is currently comprised of eight directors, seven of whom are independent directors under the listing standards of the Nasdaq Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to materially enhance or diminish the fiduciary duties of any director of the Company.

4

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has the responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Stockholder Communication with Directors

Stockholders may communicate directly with members of the Company’s Board of Directors by mail addressed to the full Board of Directors, a specific member or to a particular committee of the Board of Directors at Community Financial Shares, Inc., 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

Corporate Governance Guidelines

The Board of Directors has adopted corporate governance guidelines to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors, the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the President and Chief Executive Officer.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations, In addition, the Code of Business Conduct and Ethics is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS

WITH RELATED PERSONS

Loans and Extensions of Credit

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place. Aside from lending relationships, the Company and the Bank, in the ordinary course of business, also periodically transact business with entities in which the Company’s directors have a material interest.

5

The Board of Directors periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of determining whether the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Business Conduct and Ethics, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (1) owning a material financial interest in a competitor of the Company or an entity that does business or seeks to do business with the Company; (2) being employed by, performing services for, serving as an officer of, or serving on the Board of Directors of any such entity; (3) making an investment that could compromise an individual’s ability to perform his or her duties to the Company; and (4) having an immediate family member who engages in any of the activities identified above.

The aggregate outstanding balance of loans by the Bank to directors, executive officers and their related parties was $1.0 million at December 31, 2013. All loans made by the Bank to related persons have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank.

Other Transactions

Except for the prior Advisory Services Agreement by and between the Company, the Bank and Stone Pillar Advisors described in “Corporate Governance—Director Independence,” since January 1, 2012, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers or directors had or will have a direct or indirect material interest.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings of the Board of Directors

The Board of Directors held 14 meetings in 2013. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board Committees in which they were eligible to attend in 2013. The Company encourages members of its Board of Directors to attend the Company’s Annual Meeting of Stockholders.

Board Committees

Governance Committee. The Governance Committee of the Company’s Board of Directors is comprised of Philip J. Timyan (Chair), Penny A. Belke, Raymond A. Dieter, Daniel A. Strauss and Donald H. Wilson. The Governance Committee is responsible for nominating qualified candidates for Board membership and recommending to the Board the directors to serve on each committee of the Board. The Governance Committee held 11 meetings in 2013. All of the current nominees for election as directors were nominated by the Governance Committee and approved for submission to the stockholders by the current Board of Directors. No person recommended any nominee other than in his capacity as a member of the Governance Committee. The Company’s Board of Directors adopted a written Governance Committee Charter. A copy of the Governance Committee Charter is available in the “Investor Relations” section of the Bank’s website (http://www.cbwge.com).

In evaluating candidates for Board membership, the Governance Committee assesses the contribution that a candidate’s skills and expertise, together with his or her knowledge of the markets served by the Company’s operations, will make with respect to the Company’s strategy and operations. Final consideration of the nominees is conducted by the entire Board. The Board will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s stockholders, employees, clients and communities.

6

In addition to its duties above, the Governance Committee also reviews executive compensation and performance and establishes compensation policies and incentives for the Company. In connection with this role, the Governance Committee is responsible for establishing the establish base salary, incentive compensation and any other compensation for the President and Chief Executive Officer and is responsible, after consultation with the President and Chief Executive Officer, for establishing comparable compensation metrics for other executive officers of the Company. Our President and Chief Executive Officer and other executive officers recuse themselves from Governance Committee discussions and deliberations relating to their own individual compensation from the Company and the Bank.

Audit Committee. The Audit Committee of the Company’s Board of Directors is comprised of Mary Beth Moran (Chair), John M. Mulherin and Christopher M. Hurst. The Board of Directors has determined that Ms. Moran is an “audit committee financial expert” as that term is defined by the applicable rules and regulations of the Securities and Exchange Commission. The Board of Directors has examined the composition of the Audit Committee in light of applicable federal law and the rules of the Nasdaq Stock Market governing audit committees, and has confirmed that all members of the Audit Committee are “independent” within the meaning of those rules. The Audit Committee held 11 meetings during 2013. The Audit Committee operates pursuant to a written charter that has been approved by the Board of Directors. A copy of the Audit Committee Charter is available in the “Investor Relations” section of the Bank’s website (http://www.cbwge.com).

Other Committees. In addition to the committees of the Company’s Board of Directors mentioned above, the Bank’s Board of Directors also maintains a Credit Risk Committee and Operating Risk Committee. The Credit Risk Committee of the Bank’s Board of Directors consists of John M. Mulherin (Chair), Penny A. Belke, Daniel A. Strauss and Philip J. Timyan. The Operating Risk Committee of the Bank’s Board of Directors consists of Christopher M. Hurst (Chair), Raymond A. Dieter, Mary Beth Moran and Donald H. Wilson.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2013. We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Those Charged with Governance, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm the firm’s independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Management is responsible for the Company’s financial reporting process including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures and, therefore, our discussions with management and the independent auditors do not assure that the financial statements are presented in accordance with generally accepted accounting principles. We have relied, without independent verification, on management’s representation that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles and on the representations of the independent auditors included in their report on the Company’s financial statements.

7

Audit Committee of the Board of Directors of

Community Financial Shares, Inc.

Mary Beth Moran

John M. Mulherin

Christopher M. Hurst

EXECUTIVE OFFICERS

The Board of Directors annually elects the Company’s executive officers, who serve at the Board’s discretion. Below is information regarding our executive officers who are not also directors. Each executive officer has held his current position for the last five years, unless otherwise stated. The age indicated for each individual is as of December 31, 2013.

Christopher P. Barton has been Vice President and Assistant Secretary of the Company since July 2000. In March 2003, Mr. Barton assumed the duties of Secretary of the Company and the Bank. Mr. Barton has also been Senior Vice President and Assistant Secretary of the Bank since October 1998 and was named Executive Vice President of the Bank in June 2007. Age 55.

Douglas D. Howe has been Executive Vice President of Finance and Administration of the Company and the Bank since January 2014. Mr. Howe was a self-employed banking consultant from November 2010 to December 2013. Prior to that time, Mr. Howe served as Senior Vice President and Treasurer of Amcore Bank, N.A. from February 2006 until Amcore Bank, N.A. was acquired by BMO Harris Bank in April 2010. Following the acquisition, Mr. Howe also served as a Senior Vice President of BMO Harris Bank from April 2010 to October 2010. Age 42.

Jeffrey A. Vock has been Vice President and Assistant Secretary of the Company and Senior Vice President and Chief Credit Officer of the Bank since February 2009. Prior thereto, Mr. Vock was President of Inland Bank and Trust from October 1999 until June 2008 and previously was Senior Vice President of Inland Bank and Trust from October 1999 until June 2001. Age 55.

Eric J. Wedeen has been Vice President, Chief Financial Officer and Assistant Secretary of the Company and Senior Vice President and Chief Financial Officer of the Bank since January 2007. Prior thereto, Mr. Wedeen was Vice President and Controller of Midwest Bank and Trust Company from May 2006 to January 2007 and previously was Senior Vice President and Chief Financial Officer of EFC Bancorp from December 2002 until January 2006. Age 50.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of eight directors who are annually elected for a one-year term. The Board of Directors has nominated Penny A. Belke, DDS, Raymond A. Dieter, MD, Christopher M. Hurst, Mary Beth Moran, John M. Mulherin, Daniel A. Strauss, Philip J. Timyan and Donald H. Wilson for election as directors at the annual meeting. If elected, all will serve as directors until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified.

Proxies will be voted, unless otherwise indicated, for the election of the eight nominees for director. Proxies will be voted in a discretionary manner should any nominee be unable to serve. All of the nominees are currently serving as directors of the Company and have consented to serve. At this time, the Company knows of no reason why any nominee might be unable to serve.

Information about the Company’s directors is set forth below. Unless otherwise indicated, each person has held his or her current occupation for the past five years. The age indicated for each individual is as of December 31, 2013. The dates shown for service as a director of the Company include service as a director of the Bank.

8

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for election as directors.

Penny A. Belke, DDS, has been a dentist and has owned and operated her practice in Glen Ellyn, Illinois since 1980. Age 62. Director since 2004.

Dr. Belke’s strong ties to the community, through her dental practice and involvement in civic organizations, provide the Board with valuable insight regarding the local business and consumer environment.

Raymond A. Dieter, MD, has been a surgeon with the DuPage Medical Group, a surgery and health care clinic located in Glen Ellyn, Illinois, since 1969. Dr. Dieter has also been President of the Center for Surgery, an outpatient and surgery clinic located in Naperville, Illinois, since 1990. Age 79. Director since 1994.

Dr. Dieter’s strong ties to the community, through his surgical practice and involvement in civic organizations, provide the Board with valuable insight regarding the local business and consumer environment.

Christopher M. Hurst is has served as an Analyst at Dune Capital, an investment research company, since October 2004. Age 45.

Mr. Hurst’s background and experience provides the Board with important financial knowledge and insight necessary to assess issues facing a public company.

Mary Beth Moran is a certified public accountant and registered investment advisor. She has been a partner in the CPA firm of Kirkby, Phelan and Associates, located in Bloomingdale, Illinois, since 1994. Age 43. Director since 2004.

As a certified public accountant and registered investment advisor, Ms. Moran provides the Board of Directors with experience regarding accounting and financial matters.

John M. Mulherin is of counsel with Mulherin, Rehfeldt & Varchetto, P.C., Attorneys at Law, a professional corporation engaged in the practice of law and located in Wheaton, Illinois. Mr. Mulherin continues to practice law with Mulherin, Rehfeldt & Varchetto, P.C., but no longer has an ownership interest in the firm. Age 71. Director since 1995.

As an attorney, Mr. Mulherin effectively provides the Board with important legal knowledge and insight necessary to assess issues facing a public company.

Daniel Strauss is a Portfolio Manager for Clinton Group, Inc. Mr. Strauss has served as a Senior Strategist for Clinton Group, Inc.’s private and public equity investment teams since joining the firm in 2010. Prior to that time, Mr. Strauss was an Associate in the private equity investment group of Angelo Gordon & Co. from 2008 to 2010 and served in the mergers and acquisitions group of Houlihan Lokey from 2006 to 2008. Mr. Strauss also currently serves as a director of Pacific Mercantile Bancorp (ticker: PMBC) and the Vice President of Acquisitions for ROI Acquisition Corp. (ticker: ROIQ). Age 29. Director since 2013.

Mr. Strauss’ background and experience provides the Board with important financial knowledge and insight necessary to assess issues facing a public company.

Philip Timyan is the retired Managing Member of Riggs Qualified Partners LLC, a position he held from 1999 to 2010. Age 56.

Mr. Timyan’s background and experience provides the Board with important financial knowledge and insight necessary to assess issues facing a public company.

Donald H. Wilson has served as President and Chief Executive Officer of the Company and the Bank since August 2013. Age 55.

9

Mr. Wilson’s extensive experience in the banking industry and significant regulatory experience affords the Board valuable insight regarding the business and operations of the Company and Bank. Mr. Wilson’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as our President and Chief Executive Officer.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2014 and our stockholders are asked to approve the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2014 at the annual meeting.

We expect that one or more representatives of BKD LLP will be present at the annual meeting. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to any questions.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2013 and December 31, 2012 by BKD LLP:

	2013	2012

Audit Fees(1)	$121,500	$87,000
Tax Fees(2)	8,700	8,280
All Other Fees	8,500	19,425

Total Fees	$138,700	$114,705

(1)	Includes fees for professional services rendered for audits of the Company’s consolidated financial statements and internal control over financial reporting, reviews of condensed consolidated financial statements included in the Company’s Forms 10-Q, and assistance with regulatory filings. All of the fees were pre-approved by the Audit Committee in accordance with the Committee’s pre-approval policy.

(2)	Includes fees primarily related to tax return preparation and review and tax planning and advice.

In approving fees, other than Audit Fees, the Audit Committee considers whether the provision of services described above under “All Other Fees” is compatible with maintaining the auditor’s independence.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by federal securities laws, the Board of Directors is providing the Company’s stockholders with an opportunity to provide an advisory vote on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

10

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2013 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Governance Committee. However, our Board of Directors and the Governance Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote “FOR” the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in this proxy statement.

11

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company (our named executive officers) whose total compensation for the year ended December 31, 2013 exceeded $100,000.

Name and		Salary		Bonus	Stock Options	Restricted Stock Unit	Change in Pension Value and Non-qualified Deferred Compensation	All Other- Compensation	Total
Principal Position	Year	($)		($)	(2)($)	Award($)	Earnings (3)($)	(4)($)	($)
Donald H. Wilson (1)	2013	102,847	(5)	—	—	—	—	—	102,847
President & Chief Executive Officer	2012	—		—	—	—	—	—	—
Community Financial Shares, Inc.

Scott W. Hamer (1)	2013	135,675	(5)	10,811	—	—	849	93,690	241,025
Former President & Chief Executive Officer	2012	209,000	(5)	—	—	—	2,824	10,673	222,497
Community Financial Shares, Inc.

Jeffrey A. Vock	2013	152,880		13,732	—	—	—	10,366	176,978
Vice President, Assistant Secretary	2012	145,600		—	—	—	—	8,890	154,490
Community Financial Shares, Inc.

Christopher P. Barton	2013	142,233		12,776	—	—	—	8,162	163,171
Vice President & Secretary	2012	135,460		—	—	—	—	8,206	143,666
Community Financial Shares, Inc.

(1)	On August 15, 2013, the Board of Directors of the Company and the Bank appointed Donald H. Wilson as the President and Chief Executive Officer of the Company and the Bank effective August 15, 2013 at an annual salary of $250,000. As a result of the management restructuring, effective August 15, 2013, Scott W. Hamer, the former President and Chief Executive Officer of the Company and the Bank, is no longer employed by the Company or the Bank.
(2)	These amounts reflect the aggregate grant date fair value for outstanding stock option awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. For information on the assumptions used to compute the fair value, see note 14 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above. Mr. Vock had 200 options vest at a fair value of $2.35 in 2013.
(3)	Represents Mr. Hamer’s change in pension value and nonqualified deferred compensation earnings under the Director’s Retirement Plan.
(4)	Represents perquisites and other compensation and benefits received in 2013 as follows: Mr. Hamer – reimbursement of club dues and fees totaling $7,387 and use of Company-owned automobile valued at $3,550; Mr. Barton - use of Company-owned automobile valued at $8,162; and Mr. Vock – use of Company-owned automobile valued at $10,366. For Mr. Hamer, also includes severance payments totaling $79,153 and Consolidated Omnibus Budget Reconciliation Act subsidy payments totaling $3,600 made by the Bank to Mr. Hamer in accordance with the Separation Agreement and General Release of All Claims, dated as of December 4, 2013, by and between Mr. Hamer and the Bank. For more information, see “—Separation Agreement with Former President and Chief Executive Officer.”
(5)	Includes directors’ fees of $8,150 for Mr. Wilson in 2013 and $9,000 and $13,000 for Mr. Hamer for 2013 and 2012, respectively.
12

Other Compensatory Arrangements

The Bank currently maintains change-in-control agreements with Donald H. Wilson, Christopher P. Barton, Jeffrey A. Vock, Douglas Howe and Eric J. Wedeen. For a description of the benefits payable to Messrs. Wilson, Barton, Vock. Howe and Wedeen under their change-in-control agreements upon a change in control of the Company, see “—Potential Payments Upon Change in Control.”

In addition, as a component of annual compensation, (i) all officers of the Company with the title of Assistant Vice President or Vice President may receive a cash payment of up to 12% of their annual base salary, subject to the discretion of the Board of Directors as determined from time to time during the course of the year, and (ii) all officers of the Company with the title of Senior Vice President and higher may receive a cash payment of up to 25% of their annual base salary, subject to the discretion of the Board of Directors as determined from time to time during the course of the year.

Outstanding Equity Awards at Fiscal Year-End 2013

The following table provides information concerning exercisable options and unexercised options that have not vested for each named executive officer outstanding as of December 31, 2013. The table also discloses the exercise price and the expiration date. With the exception of Mr. Vock, no other named executive officer had any outstanding equity awards at December 31, 2013.

Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Jeffrey A. Vock	800	1,400	$14.00	2/18/2019

Pension Benefits / Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation

The Company maintains a Profit Sharing/401(k) Plan, which is a combination of 401(k) deferrals by the employees, matching by the Company and “profit sharing” contributions by the Company, to give employees the opportunity to save for retirement on a tax-deferred basis. Total 401(k) deferrals in any taxable year may not exceed the dollar limit that is set by law. In 2013 this amount was $17,500 and $23,000 for those over the age of 50. Each year the Company may contribute matching profit sharing contributions for its employees. In 2013, the Company did not make contributions to any of the named executive officer’s individual Profit Sharing/401(k) Plan.

Potential Payments Upon Change In Control

Change in Control Agreements with Messrs. Wilson and Howe. On May 16, 2014, the Bank entered into a change in control agreement with each of Donald Wilson and Douglas Howe. The agreements, which became effective as of May 16, 2014, each provide for a two-year term. The term of each agreement automatically extends for an additional one-year term on each annual anniversary of the effective date of the agreement until the Bank gives the executive notice of its intent not to renew the agreement, at which time the term of the agreement will expire on the one-year anniversary of the most recent renewal date.

The change in control agreements each provide that if, within one year following a “change in control” of the Company or Bank (as defined in the agreement), (i) the Bank terminates the executive’s employment other than for “cause” (as defined in the agreement), death or disability or (ii) the executive terminates his employment for “good reason” (as defined in the agreement), then the Bank shall make a lump sum cash payment to the executive within 60 days of his termination of employment equal to 12 months of the greater of (i) the executive’s monthly base salary as of the date of termination or (ii) the executive’s monthly base salary as of the effective date of the change in control of the Bank. In addition, each executive will generally be entitled to receive all amounts or benefits to which he is entitled prior to his date of termination under any plan, program, policy, practice, contract or agreement of the Bank. The payment of such severance benefit to an executive will be contingent upon the executive’s execution of a waiver and release of claims to the Bank within 30 days of his termination date and will be subject to certain excise tax limitations and the provisions of Section 409A of the Internal Revenue Code of 1986, as amended.

13

Each change in control agreement further provides that if, within one year following a change in control of the Company or Bank, an executive is terminated by the Bank for cause or terminates his employment other than for good reason, the executive will only be entitled to receive (i) his base salary though the date of termination and (ii) all amounts or benefits to which the executive is entitled through the date of termination under any plan, program, policy, practice, contract or agreement of the Bank.

Change in Control Agreements with Messrs. Barton, Vock and Wedeen. The Bank is also a party to change-in-control agreements with Christopher Barton, Jeffrey Vock and Eric Wedeen. The letter agreements provide for enumerated benefits to be provided by the Bank to the executive officers upon the occurrence of certain events within 18 months after a change of control of the Company or the Bank.

Each letter agreement provides for the payment of severance benefits, if, at any time within 18 months following a change of control, the officer’s employment is terminated as a result of (i) his disability, death or retirement pursuant to any retirement plan or policy of the Bank of general application to key employees; (ii) the essential elements of the officer’s position being materially reduced without good cause, each without the officer’s voluntary consent; (iii) a material reduction in the officer’s aggregate compensation, not related to or resulting from documented, diminished performance; or (iv) the officer being required to regularly perform services at a location which is greater than 50 miles from his principal office at the time of the change of control.

The severance benefits to be provided are an immediate lump-sum cash payment equal to nine months of the terminated executive’s current annual salary, exclusive of periodic bonus compensation, plus any unused earned vacation time and continued medical and life insurance coverage to the officer and his family for a maximum of nine months. Upon termination of the insurance coverage, the officer is entitled to exercise the policy options normally available to the Bank’s employees upon termination of employment (for example, the officer may elect to continue coverage under COBRA).

The Company entered into the change-of-control agreements because if a change of control should occur, the Company wants its executives to be focused on the business of reorganization and the interests of shareholders. In addition, the Company believes the agreements are consistent with market practice and assist the Company in retaining its executive talent.

2013 Stock Incentive Plan

On January 3, 2014, the stockholders of the Company consented to the approval of the Company’s 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”). Employees, officers, directors and consultants of the Company or its affiliates are eligible to participate in the 2013 Stock Incentive Plan. The 2013 Stock Incentive Plan authorizes awards in any of the following forms: (1) options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code, as amended; (2) restricted stock awards and restricted stock unit awards; and (3) stock appreciation rights.

The Board of Directors has reserved a total of 2,900,000 shares of Company common stock for issuance upon the grant or exercise of awards made pursuant to the 2013 Stock Incentive Plan. It is anticipated that key personnel and consultants of the Company and its affiliates will participate in the 2013 Stock Incentive Plan. However, the Company has not yet awarded any grants under the 2013 Stock Incentive Plan.

Separation Agreement with Former President and Chief Executive Officer

On December 4, 2013, the Bank entered into a Separation Agreement and General Release of All Claims (the “Separation Agreement”) with Scott W. Hamer, the former President and Chief Executive Officer of the Company and the Bank.

14

Pursuant to the terms of the Separation Agreement, Mr. Hamer agreed to resign as a director of the Company and the Bank effective immediately. In exchange for Mr. Hamer’s execution of the Separation Agreement, the Bank agreed, subject to the non-objection of the Federal Deposit Insurance Corporation under 12 C.F.R. Part 359, to provide Mr. Hamer with: (1) periodic severance payments representing up to 21 weeks’ base salary in amount not exceed an aggregate of $79,153.84, less applicable state and federal withholding taxes; (2) payments equal to $700 per month from August 2013 through January 2014 as a subsidy for payments Mr. Hamer was obligated to make with respect to any election under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”); (3) a $1,500 payment for the reimbursement of country club dues; and (4) forgiveness of the $11,430 remaining balance of Mr. Hamer’s loan from the Bank for a country club membership. The Separation Agreement provided that Mr. Hamer would no longer be entitled to receive the severance payments or the COBRA payments described in (1) and (2) above if he accepted a full-time position with another employer that pays him an annual salary of $100,000 or more before the expiration of the periods in which the Company is obligated to provide such severance and/or COBRA payments under the Separation Agreement.

Under the Separation Agreement, Mr. Hamer also agreed to unconditionally and irrevocably waive, release and discharge the Bank and any of its affiliates, including the Company, to the fullest extent permitted by law, from all claims related in any way to transactions or occurrences between Mr. Hamer and the Bank or its affiliates, including, but not limited to, any claims related to Mr. Hamer’s employment or service as a director of the Company and the Bank and the termination of such employment or service.

DIRECTOR COMPENSATION

The following table provides information with respect to the compensation of our directors other than advisory directors and those who serve as named executive officers during the fiscal year ended December 31, 2013. No director listed in the table below was granted any restricted stock or option awards in fiscal year 2013.

	Fees Earned Paid in Cash ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
William Behrmann (2)	—	4,159	—	4,159
Penny Belke	10,425	7,037	—	17,462
H. David Clayton (2)	1,475	6,488	—	7,963
Raymond Dieter	—	20,450	—	20,450
Donald H. Fischer (2)	—	—	—	—
Robert Haeger (2)	2,975	49	—	2,975
Mary Beth Moran	12,750	698	—	12,750
Joseph Morrissey (2)	2,975	1,430	—	4,405
John Mulherin	14,825	2,772	—	17,597
Donald H. Wilson (5)	8,150	—	—	8,150
Daniel Strauss (3)	6,700	—	—	6,700
Chris Hurst (4)	9,100	—	—	9,100
Philip Timyan (6)	9,100	—	—	9,100

(1)	The amount in this column represents the aggregate increase in the present value of each director's accumulated benefit under the Director's Retirement Plan. Also, included in this column are the earnings and fees deferred by the Director under the Company's voluntary deferred compensation plan.
(2)	Mr. Fischer retired from the board of directors effective January 8, 2013 and received no fees in 2013. Messrs. Behrmann, Clayton, Haeger and Morrissey retired from the board of directors effective February 21, 2013.
(3)	Mr. Strauss was appointed to the board of directors effective March 25, 2013.
(4)	Mr. Hurst was appointed to the board of directors effective April 8, 2013.
(5)	Mr. Wilson was appointed to the board of directors effective April 15, 2013.
(6)	Mr. Timyan was appointed to the board of directors effective September 19, 2013.

15

Board Fees. Directors of the Company were paid an annual retainer of $1,800 for 2013 and a fee of $800 for each Board meeting attended in 2013. For 2014, directors of the Company will be paid an annual retainer of $2,000 and a fee of $1,100 for each Board meeting attended in 2014.

Directors Retirement Plan. The directors of the Bank also participate in the Directors Retirement Plan. Under the plan, during the term of a director’s service, the Bank accrues an amount equal to the director’s annual retainer fee. If a director retires prior to age 75, accrued benefits are prorated based on years of service. If a director retires after age 75 (or after 13 years of service) 100% of the accrued benefits are paid out in 120 equal monthly installments, or, at the retired director’s election, in a lump sum discounted at 6%. In the event of a director’s death, the Bank shall pay the benefit to the beneficiary in the form elected by the Participant. In the event of a director’s disability that prevents further service, the accrued benefits are paid out in 120 equal monthly installments. On November 21, 2013, the Board of Directors of the Bank approved the discontinuance of the Bank’s future sponsorship of the Directors Retirement Plan with respect to all plan participants effective as of November 21, 2013. As a result, the Bank no longer credits further accruals of benefits under the plan effective as of November 30, 2013, although vesting of previously-credited amounts will continue.

Deferred Compensation Plan. The Bank maintains a voluntary deferred compensation plan in which directors may defer receipt of any part or all of their respective directors fees, including retainer and committee fees. The deferred fees are credited to an account for the director, which is also credited with an amount determined by multiplying the balance of the account by a rate of interest adjusted annually. The interest amount is credited on December 31st of each year. The directors had the option of receiving their benefits in (1) 120 equal monthly installment payments, (2) 60 equal monthly installment payments, or (3) a lump sum following the end of the director’s term due to resignation, removal, or failure to be re-elected.

16

VOTING OF SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table indicates, as of November 21, 2014, the number of shares of voting securities beneficially owned by each greater than five percent holder of the Company’s outstanding voting securities.

Each share of Series C Preferred Stock is convertible immediately, at the sole discretion of the holder, initially into 100 shares of Company common stock, provided, however, that a holder may not convert shares of the Series C Preferred Stock to the extent that such conversion would result in the holder or its affiliates beneficially owning more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock. If, pursuant to the Securities Purchase Agreement, the holder acquired either (i) solely shares of Series C Preferred Stock, or a combination of Series C Preferred Stock and common stock, in each case, that, together with Company voting securities acquired by its affiliates, constituted more than 4.9% of the Company’s voting securities, or (ii) shares of both Series C Preferred Stock and Series D Convertible Noncumulative Perpetual Preferred Stock (the “Series D Preferred Stock”), then the 9.9% conversion blocker will be applicable to such investor and its transferees. If, pursuant to the Securities Purchase Agreement, the holder acquired either (i) solely Series C Preferred Stock, or a combination of Series C Preferred Stock and common stock, in each case, that, together with Company voting securities acquired by its affiliates, constituted 4.9% or less of the Company’s voting securities, or (ii) both Series C Preferred Stock and Series E Convertible Noncumulative Perpetual Preferred Stock (the “Series E Preferred Stock”), then the 4.9% conversion blocker will be applicable to such investor and its transferees. Accordingly, the number of shares of common stock and percentage common stock reflected in the following table includes those shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Shares of Series D Preferred Stock and Series E Preferred Stock are convertible into shares of Series C Preferred Stock on a one-for-one basis, provided, however, that no such conversion results in any person, together with its affiliates, holding more than a 9.9% or 4.9% voting ownership interest, respectively, in the Company.

For more information on the conversion rights of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, see the footnotes applicable to each beneficial owner.

17

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned Giving Effect to Preferred Stock Conversion Blockers		Percent of Common Stock Beneficially Owned Giving Effect to Preferred Stock Conversion Blockers (1)	Additional Shares of Common Stock Excluded from Beneficial Ownership Due to Preferred Stock Conversion Blockers	Total Shares of Common Stock Owned Absent Preferred Stock Conversion Blockers

SBAV LP SBAV GP LLC Clinton Special Opportunities Master Fund Ltd. George Hall Clinton Group, Inc. 601 Lexington Avenue, 51st Floor New York, New York 10022	1,150,035	(2)	9.9%	6,296,665	7,446,700

Wellington Management Company, LLP Wellington Hedge Management, LLC 280 Congress Street Boston, Massachusetts 02210	1,150,035	(3)	9.9%	1,810,765	2,960,800

Fullerton Capital Partners LP 100 Drakes Landing Road, Suite 300 Greenbrae, California 94904	1,184,702	(4)	9.9%	1,314,598	2,499,300

Philip J. Timyan 4324 Central Avenue Western Springs, Illinois 60558	1,184,702	(5)	9.9%	315,298	1,500,000

Otter Creek Partners I Otter Creek International Ltd Otter Creek Management, Inc. 222 Lakeview Avenue West Palm Beach, Florida 33401	920,000	(6)	8.53%	—	920,000

Beth and Ken Karmin Family Trust 1555 Capri Drive Pacific Palisades, California 90272	558,708	(7)	5.18%	—	558,708

(1)	Based on 10,781,988 shares of common stock outstanding as of November 21, 2014, plus all shares of common stock issuable to the shareholder upon the conversion of shares of Series C Preferred Stock currently held by the shareholder, to the extent that such conversion is not prohibited by the blocker provisions applicable to the Series C Preferred Stock. For purposes of this calculation, it is assumed that no other shareholders have converted any shares of Series C Preferred Stock.
(2)	Includes 315,500 shares of common stock and 834,535 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes (i) 1,096,365 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock held by SBAV LP, a Delaware limited partnership (“SBAV”) and Clinton Magnolia Master Fund, Ltd., a Cayman Islands exempted company (“Magnolia”), and (ii) 5,200,300 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock held by SBAV because of the Series C Preferred Stock and Series D Preferred Stock conversion blockers. Without the Series C Preferred Stock and Series D Preferred Stock conversion blockers, the shareholders would be deemed to beneficially own 7,446,700 shares of common stock. SBAV GP LLC, a Delaware limited liability company (“SBAV GP”), as the general partner of SBAV and Clinton Group, Inc., a Delaware corporation (“CGI”), by virtue of being the investment manager of SBAV and Magnolia, have the power to vote or direct the voting and to dispose or direct the disposition of, all of the Shares beneficially owned by SBAV and Magnolia. George Hall, as the sole managing member of SBAV GP and President of CGI, is deemed to have shared voting power and shared dispositive power with respect to all Shares as to which SBAV, SBAV GP and CGI have voting power or dispositive power. Accordingly, SBAV, SBAV GP, Magnolia, CGI and Mr. Hall are deemed to have shared voting and shared dispositive power with respect to all of the Company’s securities beneficially owned by SBAV. SBAV GP, Magnolia, CGI and Mr. Hall disclaim beneficial ownership of any and all such securities in excess of their actual pecuniary interest therein.
(3)	Includes 315,500 shares of common stock and 834,535 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes (i) 1,096,365 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and (ii) 714,400 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock because of the Series C Preferred Stock and Series D Preferred Stock conversion blockers. Without the Series C Preferred Stock and Series D Preferred Stock conversion blockers, the shareholders would be deemed to beneficially own 2,960,800 shares of common stock.
(4)	Includes 1,184,702 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes (i) 686,598 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and (ii) 628,000 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock because of the Series C Preferred Stock and Series D Preferred Stock conversion blockers. Without the Series C Preferred Stock and Series D Preferred Stock conversion blockers, the shareholder would be deemed to beneficially own 2,499,300 shares of common stock.
(5)	Includes 1,184,702 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes 315,298 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock because of the Series C Preferred Stock conversion blocker. Without the Series C Preferred Stock conversion blocker, the shareholder would be deemed to beneficially own 1,500,000 shares of common stock.
(6)	Based on a Schedule 13G filed with the SEC on February 28, 2013. Includes 920,000 shares of common stock.
(7)	Includes 558,708 shares of common stock.
18

Security Ownership of Management

The following table indicates, as of November 21, 2014, the number of shares of common stock beneficially owned by each director of the Company, the named executive officers of the Company, and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Number of Shares (1)		Percent of Common Stock Outstanding (2)
Penny A. Belke, DDS	166,299		1.54%
Raymond A. Dieter, Jr., MD	102,312	(3)	0.95
Douglas D. Howe	200,000		1.85
Christopher M. Hurst	20,000		0.18
Mary Beth Moran	61,202		0.57
John M. Mulherin	20,496	(4)	0.19
Daniel Strauss	—		—
Donald H. Wilson	500,000	(5)	4.47
Philip J. Timyan	1,184,702	(6)	9.90
Christopher P. Barton	169,242		1.57
Jeffrey A. Vock	50,600	(7)	0.47
Eric J. Wedeen	252,200	(8)	2.29
All Directors and Executive Officers as a Group (12 Persons)	2,727,053		21.52%

(1)	Includes shares issuable pursuant to stock options currently exercisable within 60 days of November 21, 2014, as follows: Mr. Vock - 600 shares and Mr. Wedeen - 2,200 shares.
(2)	Based on 10,781,988 shares of common stock outstanding as of November 21, 2014 for all directors and executive officers except for Messrs. Wilson, Timyan, Vock, Wedeen For Mr. Wilson, based on 10,781,988 shares of common stock outstanding as of November 21, 2014, plus all shares of common stock issuable to the individual upon the conversion of shares of Series C Preferred Stock currently held by the individual, to the extent that such conversion is not prohibited by the blocker provisions applicable to the Series C Preferred Stock. For purposes of this calculation, it is assumed that no other shareholders have converted any shares of Series C Preferred Stock.

(3)	Includes 2,776 shares held in a trust of which Dr. Dieter is trustee.

(4)	Includes 4,112 shares held in joint tenancy of which Mr. Mulherin has shared investment and voting power and 1,208 shares held by Mr. Mulherin’s spouse in an IRA.
(5)	Includes 100,000 shares of common stock and 400,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock.
(6)	Includes 1,184,702 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes 428,055 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock because of the Series C Preferred Stock conversion blocker. Without the Series C Preferred Stock conversion blocker, the shareholder would be deemed to beneficially own 1,500,000 shares of common stock.
(7)	Includes 50,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock.
(8)	Includes 250,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock.

19

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than 10% of the outstanding shares of the Company’s common stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in such common stock (collectively, “Reports”), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended December 31, 2013, all of the Reporting Persons complied with these reporting requirements.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Proposals will be considered timely and may be eligible for inclusion in the Company’s 2015 Proxy Statement if they are received by the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137 in the form of a written notice no later than August 15, 2015. If next year’s annual meeting is held on a date more than 30 calendar days from January 29, 2016, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Otherwise, such a proposal will be considered untimely. Any stockholder proposal will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if a stockholder properly brings any other matters for action, each person named in the proxy card intends to vote the proxy in accordance with his judgment on such matters.

FINANCIAL AND OTHER INFORMATION

Upon request, the Company will provide, without charge to any stockholder entitled to vote at the annual meeting, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the SEC. Such request should be made to the Corporate Secretary of the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

By Order of the Board of Directors,

/s/ Christopher P. Barton

Christopher P. Barton
Corporate Secretary

A notice of internet availability regarding this proxy statement and the Company’s Annual Report on Form 10-K has been mailed to persons who were stockholders as of the close of business on November 21, 2014. Any stockholder who would like to receive a paper copy of the proxy statement or Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

20

 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site COMMUNITY FINANCIAL SHARES, INC. and follow the instructions to obtain your records and to create an electronic voting instruction form. ATTN: CHRISTOPHER P. BARTON 357 ROOSEVELT ROAD ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS GLEN ELLYN, IL 60137 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M79908-Z64431 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COMMUNITY FINANCIAL SHARES, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. Election of Directors to one-year term: ! ! ! Nominees: 01) Penny A. Belke, DDS 05) John M. Mulherin 02) Raymond A. Dieter, MD 06) Daniel A. Strauss 03) Christopher M. Hurst 07) Philip J. Timyan 04) Mary Beth Moran 08) Donald H. Wilson The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of BKD, LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2014. ! ! ! 3. The approval of a non-binding resolution to approve the compensation of the Company's named executive officers. ! ! ! The Company's Board of Directors recommends that you vote "FOR" each of the nominees and proposals set forth in (1) through (3) above. You are encouraged to specify your choices by making the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. These shares cannot be voted by the proxies unless you vote via the Internet or sign, date and return this card. The proxies named above are authorized to vote in their discretion with respect to others matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. The Company does not know of any such other matters to be presented at the Annual Meeting. When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted "FOR" each of the nominees and proposals set forth in (1) through (3) above. NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. COMMON COMMUNITY FINANCIAL SHARES, INC. Annual Meeting of Stockholders January 29, 2015, 3:30 PM This proxy is solicited by the Board of Directors The undersigned hereby appoints Raymond A. Dieter, MD, John M. Mulherin and Donald H. Wilson, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of COMMUNITY FINANCIAL SHARES, INC. (the "Company") to be held at 3:30 p.m., local time, on January 29, 2015, at Arrowhead Golf Club, 26W151 Butterfield Road, Wheaton, IL 60189, and at any adjournments thereof. The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. The Company does not know of any such other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site COMMUNITY FINANCIAL SHARES, INC. and follow the instructions to obtain your records and to create an electronic voting instruction form. ATTN: CHRISTOPHER P. BARTON 357 ROOSEVELT ROAD ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS GLEN ELLYN, IL 60137 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M79910-Z64431 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COMMUNITY FINANCIAL SHARES, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. Election of Directors to one-year term: ! ! ! Nominees: 01) Penny A. Belke, DDS 05) John M. Mulherin 02) Raymond A. Dieter, MD 06) Daniel A. Strauss 03) Christopher M. Hurst 07) Philip J. Timyan 04) Mary Beth Moran 08) Donald H. Wilson The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of BKD, LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2014. ! ! ! 3. The approval of a non-binding resolution to approve the compensation of the Company's named executive officers. ! ! ! The Company's Board of Directors recommends that you vote "FOR" each of the nominees and proposals set forth in (1) through (3) above. You are encouraged to specify your choices by making the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. These shares cannot be voted by the proxies unless you vote via the Internet or sign, date and return this card. The proxies named above are authorized to vote in their discretion with respect to others matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. The Company does not know of any such other matters to be presented at the Annual Meeting. When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted "FOR" each of the nominees and proposals set forth in (1) through (3) above. NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. M79911-Z64431 PREFERRED SERIES C COMMUNITY FINANCIAL SHARES, INC. Annual Meeting of Stockholders January 29, 2015, 3:30 PM This proxy is solicited by the Board of Directors The undersigned hereby appoints Raymond A. Dieter, MD, John M. Mulherin and Donald H. Wilson, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of COMMUNITY FINANCIAL SHARES, INC. (the "Company") to be held at 3:30 p.m., local time, on January 29, 2015, at Arrowhead Golf Club, 26W151 Butterfield Road, Wheaton, IL 60189, and at any adjournments thereof. The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. The Company does not know of any such other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side